UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      May 9, 2005

BANKATLANTIC BANCORP, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	34-027228	65-0507804

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 East Sunrise Boulevard, Fort Lauderdale, Florida	33304

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (954) 760-5000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 9, 2005 BankAtlantic Bancorp, Inc. (“Company”) entered into an amendment to its Loan Agreement with Columbus Bank and Trust Company (“CB&T”) dated September 17, 2001. The amendment extends the maturity date of the Company’s line of credit with CB&T from March 1, 2005 to March 1, 2007 and reduces the maximum principal amount of the Company’s line of credit from $30,000,000 to $20,000,000.

The full text of the amendment is attached hereto as Exhibit 10.1 and is incorporated by reference.

The Loan Agreement between the Company and CB&T was filed with the Securities and Exchange Commission as Exhibit 10.15 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2001. The First Modification of Loan Agreement was filed with the Securities and Exchange Commission as Exhibit 10.16 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibit 10.1	Second Modification Agreement signed May 9, 2005 and dated as of February 28, 2005, by and between BankAtlantic Bancorp, Inc. and Columbus Bank and Trust Company.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKATLANTIC BANCORP, INC.
Date: May 9, 2005	By:	/s/ James A. White
		Name:	James A. White
		Title:	Chief Financial Officer

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